UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
December 12, 2006

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification
of incorporation)		No.)

211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
December 18, 2006

Section 1.  Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

On December 12, 2006, The Commerce Group, Inc. (the “Company”) entered into an amended and restated Massachusetts personal automobile group marketing agreement with AAA Southern New England, effective January 1, 2007.

A press release announcing the agreement is attached as Exhibit 99.1 to this Form 8-K, and a copy of the agreement is attached as Exhibit 99.2.

Section 9.  Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1   Press Release dated December 13, 2006

            99.2   Amended and Restated Massachusetts Personal Automobile Group Marketing Agreement (1)

(1) Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
December 18, 2006

/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer